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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
OSI Pharmaceuticals, Inc.:

We consent to the use of our report incorporated herein by reference.



                                             /s/ KPMG LLP

Melville, New York
July 13, 2001